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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                        DATE OF REPORT: NOVEMBER 29, 2002



                              ACORN PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                         0-22717                  22-3265462
---------------             -------------------------     -------------------
(STATE OR OTHER             (COMMISSION FILE NO.)         (IRS EMPLOYER
JURISDICTION OF                                        IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                           390 W. Nationwide Boulevard
                              Columbus, Ohio 43215
                                 (614) 222-4400
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)





                                      None
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)





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ITEM 5.   OTHER EVENTS.

         On December 6, 2002, the Company issued a press release announcing that it had received a determination letter from Nasdaq notifying the Company that it is not in compliance with Nasdaq's continued listing requirements. The press release is included as Exhibit 99 to this Form 8-K and is incorporated herein by this reference.

ITEM 7.   EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.           Description

                 99 Press Release, dated December 6, 2002, entitled "Acorn Products Receives Nasdaq Determination."



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ACORN PRODUCTS, INC.


Date:  December 6, 2002           By:  /s/ John G. Jacob
                                     ------------------------------------------
                                     John G. Jacob, Vice President and
                                          Chief Financial Officer






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                                  EXHIBIT INDEX


             Exhibit No.       Description

                 99 Press Release, dated December 6, 2002, entitled "Acorn Products Receives Nasdaq Determination."





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